Exhibit 99.1

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
SOUTHERN DISTRICT OF CALIFORNIA

In Re:		CHAPTER 11 (BUSINESS)

IMAGENETIX, INC.,		CASE NO. 12-16423 MM11
OPERATING REPORT NO. 19
	Debtor(s).	FOR THE MONTH ENDING:
June 30, 2014

I.  CASH RECEIPTS AND DISBURSEMENTS

A.  (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		$2,392,619.40

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		$2,374,926.62

3. BEGINNING BALANCE		$17,692.78

4. RECEIPTS DURING CURRENT PERIOD:

ACCOUNTS RECEIVABLE - PRE-FILING	$-
ACCOUNTS RECEIVABLE - POST-FILING	$134,317.98
GENERAL SALES	$-
OTHER (SPECIFY) Rental sublet	$-
OTHER ** (SPECIFY) _Customer deposits	$40,770.00

TOTAL RECEIPTS THIS PERIOD:		$175,087.98
5. BALANCE:		$192,780.76

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD

TRANSFERS TO OTHER DIP ACCOUNTS	$-
DISBURSEMENTS	$139,558.12
TOTAL DISBURSEMENTS THIS PERIOD***:		$139,558.12

7. ENDING BALANCE:		$53,222.64

8. GENERAL ACCOUNT NUMBER ____xxxxxx8451__________________________

DEPOSITORY NAME AND LOCATION _California Bank & Trust, 16796 Bernardo Center Dr.,

San Diego, CA 92128

*	All receipts must be deposited into the general account.
**	Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.
***	This amount should be the same as the total from page 2.

IX.  BALANCE SHEET

(ACCRUAL BASIS ONLY)

	Current Month End

ASSETS
Current Assets:
Unrestricted Cash	$53,522.64
Restricted Cash	_____________
Accounts Receivable	$362,138.88
Inventory	$193,966.42
Notes Receivable	_____________
Prepaid Expenses	_____________
Other (Itemize)	_____________
Total Current Assets		$609,627.94

Property, Plant, and Equipment	$254,873.45
Accumulated Depreciation/Depletion	$(254,873.45)
Net Property, Plan, and Equipment		$-

Other Assets (Net of Amortization):
Due from Insiders	_____________
Other (Itemized) See page 12 disclosure attached	$47,460.65
Total Other Assets		$47,460.65

TOTAL ASSETS		$657,088.59

LIABILITIES
Post-Petition Liabilities:
Accounts Payable	$125,349.12
Taxes Payable	_____________
Notes Payable	_____________
Professional Fees	$438,991.04
Secured Debt	_____________
Other (Itemized) See page 12 disclosure attached	$227,334.47
Total Post-Petition Liabilities		$791,674.63

Pre-Petition Liabilities:
Secured Liabilities	$3,447,134.23
Priority Liabilities	$1,895.00
Unsecured Liabilities	$949,628.01
Other (Itemized) See page 12 disclosure attached	$21,039.60
Total Pre-Petition Liabilities		$4,419,696.84

TOTAL LIABILITIES		$5,211,371.47

EQUITY:
Pre-Petition Owners' Equity	$(5,337,578.31)
Post-Petition Profit/(Loss)	$783,295.43
Direct Charges to Equity	_____________

TOTAL EQUITY		$(4,554,282.88)

TOTAL LIABILITIES & EQUITY		$657,088.59

		_____________

IX.  PROFIT AND LOSS STATEMENT

(ACCRUAL BASIS ONLY)

	Current Month	CumulativePost-Petition
Sales/Revenue:
Gross Sales/Revenue	$234,733.34	$3,727,599.91
Less: Returns/Discounts	(_____________)	(_____________)
Net Sales/Revenue	$234,733.34	$3,727,599.91

Cost of Goods Sold:
Beginning Inventory at cost	$51,206.69	$22,488.00
Purchases	$150,039.62	$903,011.49
Less: Ending Inventory at cost	$(193,966.42)	$(193,966.42)
Cost of Goods Sold (COGS)	$7,279.89	$731,533.07

Gross Profit	$227,453.45	$2,996,066.84

Other Operating Income (Itemize)	_____________	_____________

Operating Expenses:
Payroll - Insiders	$29,321.20	$581,874.59
Payroll - Other Employees	$7,606.34	$216,473.32
Payroll Taxes	$3,084.97	$62,540.73
Other Taxes (Itemize)	_____________	_____________
Depreciation and Amortization	$197.75	$38,561.14
Rent Expense - Real Property	$9,916.70	$173,645.00
Lease Expense - Personal Property	_____________	_____________
Insurance	$12,011.96	$99,022.34
Real Property Taxes	$-	$2,178.97
Telephone and Utilities	$3,890.74	$53,975.30
Repairs and Maintenance	_____________	_____________
Travel and Entertainment (Itemize) business meals and parking	$1,501.69	$10,522.19
Miscellaneous Operating Expenses (Itemize) see attached	$8,394.40	$178,252.33
Total Operating Expenses	$(75,925.75)	$(1,417,045.91)

Net Gain/(Loss) from Operations	$151,527.70	$1,579,020.93

Non-Operating Income:
Interest Income	_____________	_____________
Net Gain on Sale of Assets (Itemize)	_____________	_____________
Other (Itemize)	$-	$42,899.00
Total Non-Operating Income	$-	$42,899.00

Non-Operating Expense:
Interest Expense	$4,476.88	$83,703.47
Legal and Professional (Itemize)	$70,089.35	$754,921.03
Other (Itemize)	_____________	_____________
Total Non-Operating Expenses	$(74,566.23)	$(838,624.50)

NET INCOME/(LOSS)	$76,961.47	$783,295.43

(Attach exhibit listing all itemizations required above)